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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 21, 1999
                                                       -------------------------

              EXCELSIOR-HENDERSON MOTORCYCLE MANUFACTURING COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          MINNESOTA                    000-22765                41-1771946
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                    Identification No.)


                 805 HANLON DRIVE
              BELLE PLAINE, MINNESOTA                      56011
--------------------------------------------------------------------------------
     (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (612) 873-7000
                                                   -----------------------------


                                        1

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Item 3.    BANKRUPTCY OR RECEIVERSHIP.

         On December 21, 1999, Excelsior-Henderson Motorcycle Manufacturing Company filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Minnesota.

Item 7.    EXHIBITS.

99       Press release dated December 20, 1999.



                                        -2-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    EXCELSIOR-HENDERSON MOTORCYCLE
                                      MANUFACTURING COMPANY



Date:  December 21, 1999            By /s/ Daniel L. Hanlon
                                      -----------------------------------------
                                        Daniel L. Hanlon
                                        Co-Chief Executive Officer

Date:  December 21, 1999            By /s/ David P. Hanlon
                                      ------------------------------------------
                                        David P. Hanlon
                                        Co-Chief Executive Officer


                                        -3-

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                                  EXHIBIT INDEX

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No.             Exhibit                                            Page
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
99              Press release dated December 20, 1999.             5


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